                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

[PROXY DIRECT Internet Voting]     [SCREEN 1]

SHAREHOLDER LOGIN                                               PROXY DIRECT(TM)

CONTACT US        SECURITY                                              ?

You can now submit your voting instructions online. To do so, please enter your number in the area below. YOUR NUMBER IS LOCATED IN A SHADED BOX ON THE RIGHT SIDE OF YOUR PROXY CARD OR VOTING INSTRUCTION CARD. If you have received multiple cards, each has its own number and you will need to login and provide your voting instructions separately for each such distinct number.

--------------------------------------------------------------------------------
                            ------    -------   ------   ------
        Enter number here:         -          -        -         CONTINUE
                            ------    -------   ------   ------
--------------------------------------------------------------------------------

    Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.


                                 (VERISIGN LOGO)
                                     SECURE
                                      SITE
                                 CLICK TO VERIFY


       (c)2001 PROXY DIRECT(TM) - SERVICE OF ALAMO DIRECT MAIL SVCS, INC.
                              ALL RIGHTS RESERVED.

[PROXY DIRECT Internet Voting]     [SCREEN 2]

CAMPAIGN PROPOSALS                                              PROXY DIRECT(TM)

CONTACT US        SECURITY

SHAREHOLDER:         [Shareholder name and address]
ACCOUNT:             [Shareholder account number]
PREVIOUS VOTE:

                              BOARD RECOMMENDATIONS

        Select if you would like to vote your shares following the Board recommendations. Please refer to the proxy statement for a more detailed explanation of the recommendations.

                  Vote my shares per the Board recommendations


PROPOSAL 1
-----------------------------------------------------------------------------------------------------
1         To elect nine nominees to the Fund's
          Board of Directors:                                  VOTE ALL o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.01      To elect the following nominee: L.S. Birdsong                 o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.02      To elect the following nominee: R.M. Gavin                    o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.03      To elect the following nominee: D.E. Hill                     o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.04      To elect the following nominee: P.O. Peterson                 o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.05      To elect the following nominee: T.M. Marra                    o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.06      To elect the following nominee: L.A. Smith                    o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.07      To elect the following nominee: D.M. Znamierowski             o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.08      To elect the following nominee: S.S. Jaffee                   o For   o Withhold
-----------------------------------------------------------------------------------------------------
1.09      To elect the following nominee: W.P. Johnston                 o For   o Withhold
-----------------------------------------------------------------------------------------------------
PROPOSAL 2
-----------------------------------------------------------------------------------------------------
                                                               VOTE ALL o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
2         Proposal to permit the Funds' Investment Adviser
          to select and contract with sub-advisers without
          obtaining shareholder approval.                                       Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 3]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------

PROPOSAL 3
-----------------------------------------------------------------------------------------------------
          Changes to Fundamental Investment Policies:          VOTE ALL o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
3(A)(i)   Proposal to revise the fundamental policy regarding
          the issuing of senior securities.                                     Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(A)(ii)  Proposal to revise the fundamental policy regarding
          the borrowing of money.                                               Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(A)(iii) Proposal to revise the fundamental policy regarding the borrowing of money, issuing of senior securities
          and purchasing securities on margin.                                  Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
3(B)      Proposal to eliminate the fundamental policy regarding
          the pledging, mortgaging or hypothecating of assets.                  Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
3(C)      Proposal to revise the fundamental policy regarding
          underwriting securities.                                              Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(D)      Proposal to revise the fundamental policy regarding
          investment in real estate or interests therein.                       Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(E)      Proposal to revise the fundamental policy regarding
          purchases and sales of commodities and commodities contracts.         Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(F)      Proposal to revise the fundamental policy regarding
          the diversification of investments.                                   Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(G)      Proposal to revise the fundamental policy regarding
          investment concentrations within a particular industry.               Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(H)(i)   Proposal to eliminate the fundamental policy regarding
          purchases from and sales to officers, directors and employees.        Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
3(H)(ii)  Proposal to eliminate the fundamental policy regarding
          securities trading accounts.                                          Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
3(I)      Proposal to revise the fundamental policy regarding
          the making of loans.                                                  Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain

                 [etc.]
-----------------------------------------------------------------------------------------------------
3(J)      Proposal to eliminate the fundamental policy regarding
          short sales.                                                          Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------
3(K)      Proposal to revise the fundamental policy regarding
          investments within certain industries.                                Fund Specific Vote
-----------------------------------------------------------------------------------------------------

         [Fund Name Drop-In 1]                                          o For   o Against   o Abstain

         [Fund Name Drop-In 2]                                          o For   o Against   o Abstain
-----------------------------------------------------------------------------------------------------

                                                             Voting Instructions


[ENVELOPE IMAGE] Enter your e-mail address here if you         -----------------
                 would like an e-mail confirmation of your
                 vote.                                         -----------------

[IMAGE]  Answers have been marked according to your last recorded vote.
         Please change as appropriate before submission. If you have questions     o CANCEL    o VOTE NOW!
         regarding any of the proposals, please call (888)999-3559.

CONTACT US     SECURITY                                 (c)2000 PROXY DIRECT(TM)